Exhibit 99.2

Fourth Quarter 2010
Supplemental Financial Information

The Company acquired Anavia, a 250-unit community located in Anaheim, California. Property amenities include a media/game room, fitness center, yoga room and a pool and spa area featuring cabanas, fire pits and barbecue grills. Each unit features granite countertops, cherry wood cabinetry, nine-foot ceilings, a walk-in closet and a full size washer and dryer. Anavia is located across the street from Angel Stadium and surrounded by 5 major freeways allowing residents easy commute access within close proximity to Disneyland, The Honda Center and the Grove of Anaheim.

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Twelve Months Ended
(Dollars in thousands, except per share amounts)	December 31,		December 31,
	2010	2009	2010	2009

Revenues:
Rental and other property	$108,038	$100,004	$411,181	$407,064
Management and other fees from affiliates	1,092	948	4,551	4,325
	109,130	100,952	415,732	411,389

Expenses:
Property operating	38,398	36,645	145,506	139,711
Depreciation and amortization	36,326	30,315	129,711	118,027
General and administrative	7,973	6,119	25,962	28,062
Impairment and other charges	686	-	2,302	13,084
	83,383	73,079	303,481	298,884
Earnings from operations	25,747	27,873	112,251	112,505

Interest expense	(23,542)	(22,336)	(87,585)	(86,016)
Interest and other income	7,111	3,519	27,841	13,040
Equity (loss) income in co-investments	(688)	5	(1,715)	670
Gain (loss) on early retirement of debt	-	(1,374)	(10)	4,750
Gain on sale of real estate	-	-	-	103
Income before discontinued operations	8,628	7,687	50,782	45,052
Income from discontinued operations	-	2,913	-	8,687
Net income	8,628	10,600	50,782	53,739
Net income attributable to noncontrolling interest	(3,307)	(3,647)	(14,848)	(16,631)
Net income attributable to controlling interest	5,321	6,953	35,934	37,108
Dividends to preferred stockholders	(543)	(549)	(2,170)	(4,860)
Excess of the carrying amount of preferred stock redeemed over the cash paid to redeem preferred stock	-	377	-	49,952
Net income available to common stockholders	$4,778	$6,781	$33,764	$82,200

Net income per share - basic	$0.16	$0.24	$1.14	$3.01

Net income per share - diluted	$0.16	$0.24	$1.14	$2.91

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Twelve Months Ended
Selected Line Item Detail	December 31,		December 31,
(Dollars in thousands)	2010	2009	2010	2009

Rental and other property
Rental	$100,805	$93,276	$383,475	$380,285
Other property	7,233	6,728	27,706	26,779
Rental and other property	$108,038	$100,004	$411,181	$407,064

Management and other fees from affiliates
Management	$1,059	$882	$3,836	$3,505
Development and redevelopment	33	66	715	820
Management and other fees from affiliates	$1,092	$948	$4,551	$4,325

Property operating expenses
Real estate taxes	$10,196	$9,524	$39,612	$36,772
Administrative	8,370	8,918	32,836	33,591
Maintenance and repairs	8,981	8,390	30,715	30,543
Utilities	7,731	6,828	29,518	26,673
Property management fees and insurance	3,120	2,985	12,825	12,132
Property operating expenses	$38,398	$36,645	$145,506	$139,711

General and administrative
General and administrative	$9,368	$8,925	$37,183	$37,319
Non-recurring general and administrative costs	2,465	550	3,377	4,358
Allocated to property operating expenses - administrative	(2,782)	(2,462)	(10,643)	(9,817)
Capitalized to real estate	(1,078)	(894)	(3,955)	(3,798)
Net general and administrative	$7,973	$6,119	$25,962	$28,062

Interest and other income
Interest income	$3,662	$3,519	$15,350	$11,253
Gain from sale of marketable securities	3,449	-	12,491	1,014
Income from TRS activities	-	-	-	588
Lease income, net	-	-	-	185
Interest and other income	$7,111	$3,519	$27,841	$13,040

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$354	$585	$2,779	$4,225
DownREIT limited partners' distributions	1,068	1,099	4,335	4,431
Perpetual preferred distributions	1,575	1,575	6,300	6,300
Third-party ownership interest	310	388	1,434	1,675
Noncontrolling interest	$3,307	$3,647	$14,848	$16,631

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended		Twelve Months Ended
(Dollars in thousands, except share and per share amounts)	December 31,		December 31,
	2010	2009	2010	2009

Funds from operations
Net income available to common stockholders	$4,778	$6,781	$33,764	$82,200
Adjustments:
Depreciation and amortization	36,326	30,349	129,711	118,522
Gains not included in FFO, net of internal disposition costs	-	(2,852)	-	(7,943)
Noncontrolling interest and co-investments (1)	1,938	1,510	7,893	7,607
Funds from operations	$43,042	$35,788	$171,368	$200,386
FFO per share-diluted	$1.31	$1.16	$5.35	$6.74

Components of the change in FFO
Non-core items:
(Gain) on sales of marketable securities	(3,449)	-	(12,491)	(1,014)
CEO retirement and non-recurring payroll costs	2,127	550	2,127	4,358
Acquisition costs	338	-	1,250	-
Co-Investment - acquisition fee income	-	-	(500)	-
Redemption of Series G preferred stock at a discount	-	(377)	-	(49,952)
Impairment of development projects	-	-	-	12,428
(Gain) loss on early retirement of debt	-	1,374	-	(4,750)
Loan loss reserves	-	-	-	620
Other items, net (2)	(64)	-	(959)	(588)
Funds from operations excluding non-core items	41,994	37,335	160,795	161,488
FFO excluding non-core items per share-diluted	$1.28	$1.21	$5.02	$5.43

Changes in core items:
Same-property NOI	$307		$(12,205)
Non-same property NOI	5,974		10,527
Management and other fees from affiliates	144		(274)
Equity (loss) income in co-investments	(693)		(2,385)
Interest and other income	(607)		651
Interest expense	(1,206)		(1,569)
Dividends to preferred stockholders	6		2,690
General and administrative	(61)		(1,119)
Other items, net	795		2,991
	$4,659		$(693)

Weighted average number of shares outstanding diluted (3)	32,931,723	30,893,169	32,028,269	29,746,614

(1)
Amount includes the following adjustments for the three and twelve months ended Dectember 31, 2010: (i) noncontrolling interest related to Operating Partnership units totaling $0.4 million and $2.8 million, respectively, (ii) add back depreciation from unconsolidated co-investments and less depreciation attributable to third party ownership of consolidated co-investments totaling $1.5 million and $5.1 million, respectively.

(2)
Amount includes the following adjustments for the three and twelve months ended December 31, 2010: $0.8 milllion and $3.3 million, respectively, are related to a change in the estimate from the second quarter of 2010 for the accretion of interest income on the Santee Court note receivable, $0.7 million and $2.3 million, respectively, are related to ineffectiveness expense related to the forward starting swaps.

(3)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	December 31, 2010	December 31, 2009

Real Estate:
Land and land improvements	$802,325	$684,955
Buildings and improvements	3,265,014	2,727,975
	4,067,339	3,412,930
Less: accumulated depreciation	(878,331)	(749,464)
	3,189,008	2,663,466
Real estate under development	217,531	274,965
Co-investments	107,840	70,783
	3,514,379	3,009,214
Cash and cash equivalents	35,694	37,934
Marketable securities	92,310	134,844
Notes and other receivables	49,444	36,305
Other assets	41,060	36,340
Total assets	$3,732,887	$3,254,637

Mortgage notes payable	$1,832,745	$1,603,549
Lines of credit	426,000	239,000
Exchangeable bonds	-	4,893
Cash flow hedge liabilities	5,633	30,156
Other liabilities	109,146	99,149
Total liabilities	2,373,524	1,976,747

Series G cumulative convertible preferred stock, carrying value	4,349	4,349

Stockholders' equity and noncontrolling interest:
Common stock	3	3
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	1,515,468	1,275,251
Distributions in excess of accumulated earnings	(313,308)	(222,952)
Accumulated other comprehensive (loss) income	(77,217)	(24,206)
Total stockholders' equity	1,149,946	1,053,096
Noncontrolling interest	205,068	220,445
Total stockholders' equity and noncontrolling interest	1,355,014	1,273,541
Total liabilities and equity	$3,732,887	$3,254,637

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - December 31, 2010
(Dollars in thousands)

	Percentage of Total Debt	Balance Outstanding	Weighted Average Interest Rate	Weighted Average Maturity In Years
Mortgage notes payable
Fixed rate - secured	69%	$1,563,513	5.8%	6.6
Variable rate - secured (1)	12%	269,232	2.0%	17.3
Total mortgage notes payable	81%	1,832,745	5.2%	8.2

Line of credit - secured (2)	11%	250,000	1.4%
Line of credit - unsecured (3)	8%	176,000	3.1%
Total lines of credit	19%	426,000	2.1%

Total debt	100%	$2,258,745	4.6%

Scheduled principal payments (excludes lines of credit)		Weighted Average Interest Rate
2011	$92,911	3.5%
2012	40,594	5.1%
2013	217,610	5.0%
2014	79,331	5.1%
2015	71,622	5.2%
Thereafter	1,330,677	5.7%
Total	$1,832,745	5.2%

Capitalized interest for the three months and year ended December 31, 2010 was approximately $2.1 million and $9.5 million, respectively.

(1)	$213.3 million of the variable rate debt is tax exempt to the note holders, and $191.9 million of the tax exempt debt is subject to interest rate protection agreements.
(2)
Secured line of credit facility is $250 million and matures in December 2013.  This line is secured by eleven of the Company's apartment communities and the underlying interest rate is currently the Freddie Mac Reference Rate plus .99% to 1.50%.

(3)
During October 2010, the unsecured line of credit facility was amended to increase it to $275 million with an accordion option to $350 million.  The line matures in December 2011 with two one-year extensions, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 2.4%.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization Data - December 31, 2010
(Dollars and shares in thousands, except per share amounts)

Capitalization Data
Total debt	$2,258,745

Common stock and potentially dilutive securities
Common stock outstanding	31,325
Limited partnership units (1)	2,201
Options-treasury method	77
Total common stock and potentially dilutive securities	33,603	shares

Common stock price per share as of December 31, 2010	$114.22

Market value of common stock and potentially dilutive securities	$3,838,135

Preferred units/stock	$111,514

Total equity capitalization	$3,949,649

Total market capitalization	$6,208,394

Ratio of debt to total market capitalization	36.4%

(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarter ended December 31, 2010 and 2009
(Dollars in thousands)
	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change	2010	2009	2010	2009	% Change

Revenues:
Same-property revenue	$49,435	$49,436	0.0%	$28,755	$28,734	0.1%	$14,708	$15,080	-2.5%	$-	$-	$92,898	$93,250	-0.4%
Non-same property revenue (2)	2,983	1,526		5,816	1,383		4,263	1,834		2,078	2,011	15,140	6,754
Total Revenues	$52,418	$50,962		$34,571	$30,117		$18,971	$16,914		$2,078	$2,011	$108,038	$100,004

Property operating expenses:
Same-property operating expenses
Real estate taxes	$4,045	$4,196		$2,638	$2,894		$1,583	$1,422		$-	$-	$8,266	$8,512
Administrative	3,893	4,160		1,691	1,866		1,081	1,326		-	-	6,665	7,352
Maintenance and repairs	3,874	4,048		2,344	2,277		1,448	1,371		-	-	7,666	7,696
Utilities	3,232	3,188		2,137	1,969		1,272	1,210		-	-	6,641	6,367
Management fees and insurance	1,915	1,879		1,032	1,041		699	696		-	-	3,646	3,616
Total same-property operating expenses	16,959	17,471	-2.9%	9,842	10,047	-2.0%	6,083	6,025	1.0%	-	-	$32,884	$33,543	-2.0%
Non-same property operating expenses (2)	1,376	670		2,407	778		1,462	747		269	907	5,514	3,102
Total property operating expenses	$18,335	$18,141		$12,249	$10,825		$7,545	$6,772		$269	$907	$38,398	$36,645

Net operating income (NOI):
Same-property NOI	$32,476	$31,965	1.6%	$18,913	$18,687	1.2%	$8,625	$9,055	-4.7%	$-	$-	$60,014	$59,707	0.5%
Non-same property NOI (2)
Redevelopment communities	-	-		-	-		1,147	1,087		-	-	1,147	1,087
Acquired communities	596	100		2,071	-		632	-		-	-	3,299	100
Development communities - 2010	115	-		533	-		1,022	-		-	-	1,670	-
Development communities - 2009	896	756		805	605		-	-		-	-	1,701	1,361
Other real estate assets (1)	-	-		-	-		-	-		1,809	1,104	1,809	1,104
Total non-same property NOI	1,607	856		3,409	605		2,801	1,087		1,809	1,104	9,626	3,652
Total NOI	$34,083	$32,821		$22,322	$19,292		$11,426	$10,142		$1,809	$1,104	$69,640	$63,359

Same-property operating margin	66%	65%		66%	65%		59%	60%				65%	64%

Same-property turnover percentage	44%	47%		36%	41%		36%	40%				40%	44%

Same-property concessions	$233	$368		$99	$191		$57	$93				$389	$652

Average same-property concessions per turn (3)	$178	$263		$169	$288		$135	$204				$168	$259

Reconciliation of apartment units at end of period
Same-property apartment units	11,984			6,469			4,625					23,078
Consolidated apartment units	13,076	12,339		7,696	6,695		5,980	5,249				26,752	24,283
Joint venture	1,097	748		1,575	1,575		648	642				3,320	2,965
Under development	152	115		284	171		-	295				436	581
Total apartment units at end of period	14,325	13,202		9,555	8,441		6,628	6,186				30,508	27,829
Percentage of total	46%	47%		32%	30%		22%	22%				100%	100%

Average same-property financial occupancy	96.5%	97.2%		96.5%	97.8%		95.8%	97.6%				96.4%	97.4%

(1)
Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.  During the fourth quarter of 2010 the Cadence Campus development project was reclassified to predevelopment from land held for future development.

(2)	Includes properties which subsequent to October 1, 2009 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Year ended December 31, 2010 and 2009
(Dollars in thousands)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change	2010	2009	2010	2009	% Change

Revenues:
Same-property revenue	$196,992	$200,917	-2.0%	$114,346	$118,776	-3.7%	$59,101	$63,575	-7.0%	$-	$-	$370,439	$383,268	-3.3%
Non-same property revenue (2)	8,425	5,251		12,956	2,805		11,247	7,485		8,114	8,255	40,742	23,796
Total Revenues	$205,417	$206,168		$127,302	$121,581		$70,348	$71,060		$8,114	$8,255	$411,181	$407,064

Property operating expenses:
Same-property operating expenses
Real estate taxes	$16,430	$16,203		$11,461	$11,877		$5,945	$5,688		$-	$-	$33,836	$33,768
Administrative	15,620	16,007		6,641	7,139		4,409	5,023		-	-	26,670	28,169
Maintenance and repairs	14,144	14,657		8,287	8,457		4,895	5,249		-	-	27,326	28,363
Utilities	12,905	12,188		8,498	7,878		5,023	4,807		-	-	26,426	24,873
Management fees and insurance	7,754	7,532		4,192	4,175		2,832	2,780		-	-	14,778	14,487
Total same-property operating expenses	66,853	66,587	0.4%	39,079	39,526	-1.1%	23,104	23,547	-1.9%	-	-	129,036	129,660	-0.5%
Non-same property operating expenses (2)	3,495	2,232		5,935	1,782		4,238	2,909		2,802	3,128	16,470	10,051
Total property operating expenses	$70,348	$68,819		$45,014	$41,308		$27,342	$26,456		$2,802	$3,128	$145,506	$139,711

Net operating income (NOI):
Same-property NOI	$130,139	$134,330	-3.1%	$75,267	$79,250	-5.0%	$35,997	$40,028	-10.1%	$-	$-	$241,403	$253,608	-4.8%
Non-same property NOI (2)
Redevelopment communities	-	-		-	-		4,617	4,576		-	-	4,617	4,576
Acquired communities	1,457	100		3,381	-		879	-		-	-	5,717	100
Development communities - 2010	36	-		562			1,513	-		-	-	2,111	-
Development communities - 2009	3,437	2,919		3,078	1,023		-	-		-	-	6,515	3,942
Other real estate assets (1)	-	-		-	-		-	-		5,312	5,127	5,312	5,127
Total non-same property NOI	4,930	3,019		7,021	1,023		7,009	4,576		5,312	5,127	24,272	13,745
Total NOI	$135,069	$137,349		$82,288	$80,273		$43,006	$44,604		$5,312	$5,127	$265,675	$267,353

Same-property operating margin	66%	67%		66%	67%		61%	63%				65%	66%

Same-property turnover percentage	50%	56%		47%	54%		46%	56%				48%	55%

Same-property concessions	$954	$1,647		$454	$696		$226	$383				$1,634	$2,726

Average same-property concessions per turn (3)	$158	$245		$149	$200		$107	$149				$146	$213

Average same-property financial occupancy	96.8%	96.6%		97.3%	97.7%		96.9%	97.1%				97.0%	97.0%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2009 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

See Company’s 10-K and 10-Q for additional disclosures

S-7.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Quarters ended December 31, 2010, December 31, 2009 and September 30, 2010
(Dollars in thousands)

		Average Property Rental Rates			December 31, 2010		December 31, 2009
Region	Units	QTD 2010	QTD 2009	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue Q3 2010	Sequential % Change

Southern California
Los Angeles County	3,790	$1,553	$1,551	0.1%	$17,927	96.6%	$17,914	97.2%	0.1%	$17,893	0.2%
Ventura County	2,898	1,288	1,284	0.3%	11,435	96.4%	11,470	97.2%	-0.3%	11,440	0.0%
San Diego County	2,636	1,105	1,099	0.5%	9,004	96.5%	8,910	97.3%	1.1%	8,908	1.1%
Orange County	2,037	1,410	1,427	-1.2%	8,701	96.4%	8,804	97.0%	-1.2%	8,679	0.3%
Santa Barbara County	347	1,658	1,624	2.1%	1,766	99.1%	1,725	99.2%	2.4%	1,718	2.8%
Riverside County	276	734	724	1.4%	602	91.8%	613	94.9%	-1.8%	621	-3.1%
Total same-property	11,984	1,350	1,349	0.1%	49,435	96.5%	49,436	97.2%	0.0%	49,259	0.4%
Los Angeles County	727	1,704			2,386		1,526
Orange County	365	2,184			597		-
Non-same property	1,092	1,864			2,983		1,526

Northern California
Santa Clara County	2,448	1,511	1,494	1.1%	11,265	96.8%	11,170	98.0%	0.9%	11,139	1.1%
Contra Costa County	1,720	1,443	1,433	0.7%	7,555	96.4%	7,573	97.7%	-0.2%	7,543	0.2%
Alameda County	1,128	1,221	1,211	0.8%	4,308	96.1%	4,304	97.7%	0.1%	4,279	0.7%
San Mateo County	768	1,565	1,568	-0.2%	3,654	95.9%	3,702	97.3%	-1.3%	3,701	-1.3%
San Francisco MSA	175	1,835	1,826	0.5%	980	97.9%	969	98.0%	1.1%	963	1.8%
Other	230	1,492	1,471	1.4%	993	94.9%	1,016	97.5%	-2.3%	977	1.6%
Total same-property	6,469	1,457	1,445	0.8%	28,755	96.5%	28,734	97.8%	0.1%	28,602	0.5%
Alameda County	409	1,811			2,273		1,383
Santa Clara County	818	1,498			3,543		-
Non-same property	1,227	1,605			5,816		1,383

Seattle Metro
Total same-property	4,625	1,008	1,019	-1.1%	14,708	95.8%	15,080	97.6%	-2.5%	14,759	-0.3%
Non-same property	1,355	1,111			4,263		1,834

Other real estate assets					2,078		2,011

Total same-property revenue	23,078	$1,312	$1,310	0.2%	$92,898	96.4%	$93,250	97.4%	-0.4%	$92,620	0.3%

Total non-same property revenue	3,674	$1,500			$15,140		$6,754

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Year ended December 30, 2010 and 2009 (Dollars in thousands)

		Average Property Rental Rates			Year to Date 2010		Year to Date 2009
Region	Units	YTD 2010	YTD 2009	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change

Southern California
Los Angeles County	3,790	$1,543	$1,602	-3.7%	$71,379	96.7%	$72,901	96.3%	-2.1%
Ventura County	2,898	1,278	1,316	-2.9%	45,713	97.0%	46,819	96.9%	-2.4%
San Diego County	2,636	1,097	1,115	-1.6%	35,578	96.6%	35,878	97.1%	-0.8%
Orange County	2,037	1,412	1,469	-3.9%	34,967	96.9%	36,165	97.0%	-3.3%
Santa Barbara County	347	1,637	1,623	0.9%	6,903	97.3%	6,665	94.8%	3.6%
Riverside County	276	729	743	-1.9%	2,452	93.6%	2,489	94.2%	-1.5%

Total same-property	11,984	1,342	1,384	-3.0%	196,992	96.8%	200,917	96.6%	-2.0%

Los Angeles County	727	1,704			7,780		5,251
Orange County	365	2,184			645		-
Non-same property	1,092	1,864			8,425		5,251

Northern California
Santa Clara County	2,448	1,487	1,568	-5.2%	44,542	97.5%	47,005	98.2%	-5.2%
Contra Costa County	1,720	1,430	1,467	-2.5%	30,147	97.4%	30,799	97.2%	-2.1%
Alameda County	1,128	1,204	1,256	-4.1%	17,086	96.8%	17,726	97.5%	-3.6%
San Mateo County	768	1,550	1,621	-4.4%	14,739	97.6%	15,307	97.4%	-3.7%
San Francisco MSA	175	1,821	1,830	-0.5%	3,813	96.3%	3,866	97.2%	-1.4%
Other	230	1,475	1,489	-0.9%	4,019	96.4%	4,073	97.4%	-1.3%

Total same-property	6,469	1,438	1,498	-4.0%	114,346	97.3%	118,776	97.7%	-3.7%

Alameda County	409	1,811			7,300		2,805
Santa Clara County	818	1,498			5,656		-
Non-same property	1,227	1,605			12,956		2,805

Seattle Metro
Total same-property	4,625	1,003	1,086	-7.6%	59,101	96.9%	63,575	97.1%	-7.0%

Non-same property	1,355	1,111			11,247		7,485

Other real estate assets					8,114		8,255

Total same-property revenue	23,078	$1,301	$1,356	-4.1%	$370,439	97.0%	$383,268	97.0%	-3.3%

Total non-same property revenue	3,674	$1,500			$40,742		$23,796

See Company’s 10-K and 10-Q for additional disclosures

S-8.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Development Pipeline - December 31, 2010 (Dollars in millions)
		Estimated Units	Estimated retail sq. feet (1)	Incurred to Date	Remaining Costs	Estimated Total Cost	Construction Start	Construction Complete	Initial Occupancy	Stabilized Operations

Development Projects - Consolidated
Project Name	Location

Muse	North Hollywood, CA	152	8,200	$40.0	$5.8	$45.8	Nov-10	Mar-11	Feb-11	Sep-11
Via	Sunnyvale, CA	284	46,000	77.3	47.8	125.1	Jul-09	Jan-12	Dec-11	Sep-12
Total - Development Projects		436	54,200	117.3	53.6	170.9

Predevelopment Projects

Project Name	Location
Cadence Campus	San Jose, CA	-	-	-	-	-
Main Street (2)	Walnut Creek, CA	-	-	-	-	-
West Dublin	Dublin, CA	-	-	-	-	-
Total - Predevelopment Projects		1,126	37,000	82.0	-	82.0

Land Held for Future Development or Sale (3)

Project Name	Location
City Centre	Moorpark, CA	200	-	-	-	-
Park Boulevard	Palo Alto, CA	27	-	-	-	-
View Pointe	Newcastle, WA	24	-	-	-	-

Total - Land Held for Future Development or Sale		251	-	18.2	-	18.2

Grand Total - Development Pipeline		1,813	91,200	$217.5	$53.6	$271.1

(1)	Certain apartment community developments include retail space, and the Company has included the total estimated retail square footage for each development project.
(2)	The Company has entered into a joint venture development agreement with a third-party to develop this property. The Company has a 50% interest in this project.
(3)	The Company owns land in various stages of entitlement that is being held for future development or sale.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline - December 31, 2010
(Dollars in thousands)

		Total Incurred	Estimated Remaining	Estimated Total	Redevelopment	NOI For the Quarter ended
Region/Project Name	Units	To Date	Cost	Cost	Start Date	Q4 2010	Q4 2009

Approved - Redevelopment Projects (1)

Marina Cove, Santa Clara, CA	292	$4,570	5,288	$9,858	Jun-07
Pointe at Cupertino, Cupertino, CA	116	653	5,582	6,235	Jan-10
Total Approved - Redevelopment Projects	408	$5,223	$10,870	$16,093

Active - Redevelopment Projects

Seattle Metro
Foothill Commons, Bellevue, WA (2)	388	$22,090	$14,248	$36,338	Jun-07	$750	$696
Woodland Commons, Bellevue, WA	236	5,146	6,633	11,779	Jun-07	398	392
Total Active - Redevelopment Projects	624	$27,236	$20,881	$48,117		$1,148	$1,088

(1)	These projects are approved and redevelopment activities have commenced, but as of Q4 2010 the communities have stabilized operations, and therefore are classified in same-property operations.
(2)	During the third quarter 2009, the Company completed the construction of 28 additional apartment homes.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - December 31, 2010
(Dollars in thousands)	Essex Book	Total Undepreciated Book		Debt	Maturity		Property Revenue for the year ended		%	NOI for the year ended		%
	Value	Value	Units	Amount	Date		2010	2009	Change	2010	2009	Change

Joint Ventures

Essex Apartment Value Fund II, L.P. (Fund II) (1)
Southern California
Parcwood, Corona, CA			312	$23,961	Dec-2013
Renaissance, Los Angeles, CA			168	22,270	May-2011
Total Southern California			480	46,231			$7,781	$8,038	-3.2%	$4,352	$4,784	-9.0%
Northern California
Alderwood Park, Newark, CA			96	6,729	Jun-2015
Carlmont Woods, Belmont, CA			195	12,204	Dec-2013
Davey Glen, Belmont, CA			69	6,630	Aug-2016
Enclave, San Jose, CA			637	16,010	Jan-2018
Enclave, San Jose, CA			-	60,000	Dec-2029
Harbor Cove, Foster City, CA			400	32,909	Dec-2013
Regency Tower, Oakland, CA			178	10,482	Mar-2014
Total Northern California			1,575	144,964			26,632	27,679	-3.8%	16,531	17,548	-5.8%
Seattle Metro
Echo Ridge, Snoqualmie, WA			120	12,575	Sep-2014
Morning Run, Monroe, WA			222	13,016	Oct-2014
Tower @ 801, Seattle, WA			173	18,299	Aug-2014
Total Seattle Metro			515	43,890			7,362	7,746	-5.0%	4,225	4,527	-6.7%
Total - Operating Communities			2,570	235,085			$41,775	$43,463	-3.9%	$25,108	$26,859	-6.5%

Fund II - New Development
Eastlake 2851, Seattle, WA (initial occupancy May 2008)			133	17,284	Jan-2011	(2)
Studio 40-41, Studio City, CA (initial occupancy April 2009)			149	28,516	Apr-2011	(2)
Cielo, Chatsworth, CA (initial occupancy July 2009)			119	16,625	Jun-2011	(2)
			401	62,425			7,539	3,738		4,634	1,892

Total Fund II		$613,607	2,971	$297,510			$49,314	$47,201		$29,742	$28,751

Essex Skyline at MacArthur Place (3)		$135,541	349	$77,968	Jul-2014		$2,077	$-		$(1,112)	$-

Madison Park at Anaheim (4)		$99,566	768	75,214	Sep-2020		$3,308	-		$1,971	-

	$106,481	$848,714	4,088	$450,692

Capitalized costs	720
	107,201
Other (5)	639
Total - Co-investments	$107,840

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks.
(2)	The construction loans have one-year extensions, exercisable at Fund II's option.
(3)	The Company has a 47% effective interest and a 50% voting interest, in this co-investment and the Company may earn promote income if the co-investment exceeds certain financial return benchmarks.
(4)
The Company has a preferred equity interest investment that earns a preferred return during the first five years of 13% per annum and the preferred return increases to 15% thereafter.  Property operating results are for the four months ended December 31, 2010.

(5)	The other co-investment relates to a real estate technology investment.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Consolidated Co-Investments and Noncontrolling Interest - December 31, 2010 (Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

	Balance as of December 31, 2010				Operations for the year ended December 31, 2010
	Investment in Real Estate	Related Debt	Noncontrolling Interest	DownREIT Units (1)	Revenue	Operating Expenses	NOI

Noncontrolling Interest - DownREIT:
Anchor Village	$12,833	$10,750	$1,859	105,133	$2,840	$1,231	$1,609
Barkley Apartments	9,016	17,235	1,992	76,205	2,360	887	1,473
Brentwood	14,529	19,909	2,568	58,884	2,355	687	1,668
Brookside Oaks	33,866	20,568	3,507	93,438	2,895	802	2,093
Capri at Sunny Hills	17,031	18,410	3,664	164,890	2,261	682	1,579
Hidden Valley (2)	38,087	31,659	6,089	62,647	5,023	1,557	3,466
Highridge Apartments	27,932	44,807	4,473	281,384	5,436	1,453	3,983
Montejo Apartments	8,656	13,760	1,216	29,319	1,777	500	1,277
Thomas Jefferson	26,894	19,072	6,969	61,958	2,730	857	1,872
Treehouse Apartments	11,937	17,857	2,951	67,728	2,308	735	1,573
Valley Park Apartments	15,042	23,361	26	43,354	2,704	609	2,095
Villa Angelina Apartments	19,301	28,480	2,701	51,931	3,529	968	2,561

	$235,124	$265,868	38,015	1,096,871	$36,218	$10,968	$25,249

Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (3)	$110,640	-	21,740		$13,250	$5,337	$7,913
Joint Ventures - Development (4)	$26,600	$9,775	5,933
Operating Limited Partnership Units			59,380
Perpetual Preferred Units (5)			80,000

Total Noncontrolling Interest			$205,068

(1)	Represents the number of DownREIT units that are currently outstanding. Generally, DownREIT units are redeemed for cash equal to the current price of Essex's common stock.
(2)	The Company has a 75% interest in this community and a joint venture partner has a 25% interest.
(3)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.
(4)	The Company consolidates one joint venture development in which the Company has a 50% interest.
(5)	Consists of Series B Cumulative Redeemable Preferred Units with an existing distribution rate of 7.875% which can be redeemed at the Company's option.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Income From Discontinued Operations and Selected Financial Data - December 31, 2010
(Dollars in thousands)

Income from Discontinued Operations

No communities were sold or held for sale for the year ended December 31, 2010.  During the quarter ended December 31, 2009, the Company sold Maple Leaf Apartments and for the year ended December 31, 2009, the Company sold Maple Leaf, Carlton Heights, Grand Regency, Mountain View and Spring Lakes apartment communities.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
Rental revenues	$-	$120	$-	$1,991
Property operating expenses	-	(25)	-	(752)
Depreciation and amortization	-	(34)	-	(495)
Income from real estate sold	-	61	-	744
Gain on sale	-	2,917	-	8,626
Internal disposition costs	-	(65)	-	(683)
Income from discontinued operations	$-	$2,913	$-	$8,687

Shares Outstanding and Potentially Dilutive Securities

	Q4 2010 Weighted Avg.	Actual As of 12/31/10	YTD 2010 Weighted Avg.
Common Shares	30,654,330	31,324,808	29,667,064
Stock Options	76,486	76,943	67,319
Weighted Avg. Shares Diluted - EPS	30,730,816	31,401,751	29,734,383
Operating Limited Partnership Units	2,200,907	2,200,907	2,293,886
Weighted Avg. Shares Diluted - FFO	32,931,723	33,602,658	32,028,269

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

MSA Level Forecasts 2010: Supply Jobs and Apartment Market Conditions

	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of Total Stock	New SF Supply	% of Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Occupancy

Seattle	1,400	0.4%	3,700	0.5%	23,000	1.7%	5.25%	95.25%

San Francisco	700	0.2%	300	0.1%	8,500	0.9%	5.00%	95.75%
Oakland	1,100	0.4%	1,500	0.2%	9,500	1.0%	4.00%	95.25%
San Jose	900	0.4%	700	0.2%	15,000	1.8%	6.00%	96.50%
No. Cal.	2,700	0.3%	2,500	0.2%	33,000	1.2%	4.9%	95.8%

Ventura	150	0.3%	200	0.1%	2,500	0.9%	4.00%	95.50%
Los Angeles	1,800	0.1%	2,000	0.1%	36,000	1.0%	5.25%	95.00%
Orange	500	0.1%	1,400	0.2%	24,000	1.8%	5.75%	95.25%
San Diego	1,500	0.4%	1,900	0.3%	20,000	1.6%	3.50%	95.25%
So. Cal.	3,950	0.2%	5,500	0.2%	82,500	1.2%	4.9%	95.2%

Weighted Average****	8,050	0.2%	11,700	0.2%	138,500	1.3%	5.0%	95.5%

All data is an Essex Forecast

U.S. Economic Assumptions:  G.D.P.:  Q4 '11 vs Q4 '10: 2.5% to 3.0%, Jobs: Q4 '11 vs Q4 '10  1.3%

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to, but can differ from the 12 Month trailing Permit Levels reported on New Residential Supply schedule.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not seasonally adjusted) projected through Q4 2011 over the comparable actual figures for Q4 2010.  The first column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The second column represents these forecasted new jobs as a percent of the Q4 2010 base.

***The Forecast Market Conditions represents Essex's estimates of the change in rents/occupancy rates for Q4  2011.  The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Rents for Q4 2011 vs.Q4 2010 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio). The estimated Year End Occupancy represents Essex's forecast of market occupancy rates for Q4 2011.

****Weighted Average: Markets weighted by units in Essex portfolio.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

New Residential Supply: Permits as a % of Current Stock (12 Month Permit Period: Trailing 12 Months December 2010)

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (Q3 2010 est**)	Q3 2010 SF Affordability*	SF Stock 2010	SF Permits Last 12 Months	% of Stock	MF Stock 2010	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
New York PMSA	$470,100	58%	796,000	673	0.1%	3,084,000	5,331	0.2%	6,004	0.2%
Chicago	$196,600	159%	1,951,000	4,249	0.2%	1,493,900	2,701	0.2%	6,950	0.2%
Nassau-Suffolk	$385,500	113%	773,000	1,369	0.2%	246,000	93	0.0%	1,462	0.3%
Philadelphia	$231,000	128%	1,652,000	5,262	0.3%	546,100	1,319	0.2%	6,581	0.3%
Miami/Ft. Lauderdale	$214,800	112%	873,000	3,178	0.4%	987,000	2,525	0.3%	5,703	0.3%
Boston	$366,500	100%	1,551,000	3,706	0.2%	708,800	2,373	0.3%	6,079	0.3%
Atlanta	$113,500	283%	1,527,000	6,436	0.4%	571,800	1,101	0.2%	7,537	0.4%
Minneapolis	$171,400	195%	948,000	3,794	0.4%	386,800	1,758	0.5%	5,552	0.4%
Phoenix	$138,000	191%	1,318,000	7,259	0.6%	418,500	844	0.2%	8,103	0.5%
Portland	$242,100	123%	648,000	3,368	0.5%	254,335	991	0.4%	4,359	0.5%
Baltimore	$257,100	130%	863,000	3,586	0.4%	286,000	2,054	0.7%	5,640	0.5%
Denver	$238,500	136%	671,000	3,704	0.6%	302,900	1,127	0.4%	4,831	0.5%
Orlando	$140,500	186%	644,000	4,177	0.6%	255,500	958	0.4%	5,135	0.6%
Wash. D.C. PMSA	$338,600	124%	1,504,000	9,362	0.6%	714,300	3,440	0.5%	12,802	0.6%
Las Vegas	$138,100	182%	629,000	4,630	0.7%	272,700	701	0.3%	5,331	0.6%
Dallas-Ft. Worth	$171,500	169%	1,722,000	14,409	0.8%	744,000	4,970	0.7%	19,379	0.8%
Austin	$205,000	150%	441,000	6,069	1.4%	214,900	1,183	0.6%	7,252	1.1%
Houston	$158,900	177%	1,388,000	22,134	1.6%	647,700	4,893	0.8%	27,027	1.3%
Totals	$237,800	161%	19,103,000	106,692	0.6%	9,051,235	33,031	0.4%	139,723	0.5%

Seattle	$333,100	99%	778,000	4,391	0.6%	411,500	3,318	0.8%	7,709	0.6%

San Francisco	$703,300	56%	378,000	366	0.1%	364,000	864	0.2%	1,230	0.2%
Oakland	$525,700	75%	677,000	1,772	0.3%	294,000	1,503	0.5%	3,275	0.3%
San Jose	$628,700	70%	407,000	862	0.2%	216,000	3,300	1.5%	4,162	0.7%

Los Angeles	$332,200	81%	1,956,000	2,397	0.1%	1,472,000	4,427	0.3%	6,824	0.2%
Ventura	$412,800	93%	216,000	192	0.1%	59,300	359	0.6%	551	0.2%
Orange	$489,800	77%	669,000	1,615	0.2%	368,800	1,272	0.3%	2,887	0.3%
San Diego	$387,600	76%	727,000	2,270	0.3%	413,700	1,033	0.2%	3,303	0.3%

No Cal	$600,292	69%	1,462,000	3,000	0.2%	874,000	5,667	0.6%	8,667	0.4%

So Cal	$377,917	80%	3,568,000	6,474	0.2%	2,313,800	7,091	0.3%	13,565	0.2%

ESSEX	$427,891	80%	5,808,000	13,865	0.2%	3,599,300	16,076	0.4%	29,941	0.3%

Permits:  Single Family equals 1 Unit, Multi-Family equals 5 or More Units.
Sources: SF Prices - Economy.com: Permits, Total Residential Stock - U.S. Census, Axiometrics, Mortgage Rates: Freddie Mac.
Single Family/Multi-Family Breakdown of Total Residences, Rosen Consulting Group, US Census, EASI, Essex.
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
**Median Home Prices -  Q3 2010 National Association of Realtors, DataQuick, Essex.
The required income is defined such that the mortgage payment is 35% of said Income, assuming a 10% down payment and a 30-year fixed mortgage rate (4.44%).
Median Household Income is estimated from US Census 2004 data and Income Growth from BEA and Population Growth from the US Census.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Assumptions for Midpoint of 2011 FFO Guidance

	($'s in thousands, except share and per share data)
	Actual		Per	Guidance		Per	%
	2010		Share	2011		Share	Change
Net Operating Income ("NOI")
Same-Property NOI for 2010		$241,403
External growth communities stabilized as of January 1, 2010
2009 Acquisitions		1,116
2009 Stabilized development communities		6,515
Same-property apartment communities		$249,034			$259,800		4.3%

Development communities		2,111		(1)	9,900
Redevelopment communities		4,617			5,000
Newly acquired communites		4,601		(1)	19,800
Commercial leasing and other operating activity		5,312			6,500
Total NOI from consolidated communities		$265,675			$301,000

Management Fees		4,051			$4,500

Capital Markets Activities
Average debt balance assumed in 2011					2,280,000
Weighted average cost of capital (LIBOR increases 25bps/quarter)					5.05%
Forecasted interest expense and amortization, before capitalization		(97,085)			(115,140)

Expected Development and Redevelopment Activities
Weighted average cost of communities in development					230,000
Weighted average cost of borrowing					5.05%
Projected interest capitalized		9,500			11,615

Net interest expense		(87,585)			(103,525)

General and administrative expenses, excluding non-core		$(22,585)			$(23,500)
Acquistions costs	(2)	(1,250)		(2)	(1,250)
Interest and other income		12,089			10,250
Gains on sales of marketable securities	(2)	12,491		(2)	4,525
Other non-core items, net	(2)	(668)			-
Interest in NOI from co-investments		3,397			8,250
Preferred dividends and non-controlling interests		(14,247)			(15,500)
Net accretion from 2011 acquisition and disposition activity		-			750
Funds from Operations		$171,368	$5.35		$185,500	$5.50	2.9%

Funds from Operations excluding non-core items		$160,795	$5.02		$182,225	$5.41	7.7%

Weighted average shares outstanding		32,028,269			33,700,000

Assumed Sources and Uses of Cash:
Sources:
Funds From Operations					$185,500
Recurring Capital Expenditures					23,000
Adjusted FFO					$162,500

Capital markets activity, before acquisitions					$45,000
Expected proceeds from dispositions					100,000
Total Sources					$307,500
Uses:
Revenue generating capital and development activity					$167,500
Dividends to common shareholders (estimate, subject to Board approval)					140,000
Total Uses					$307,500

(1)
In the first six months of 2011, the lease-up activity at Allegro, Anavia, 416 on Broadway, Muse, and Essex Skyline at MacArthur Place will negatively impact NOI and equity income from co-investments by approximately $.05 per diluted share in Q1 and $.03 per diluted share in Q2.

(2)	These items are considered non-core items to calculate Core FFO.
(3)
The accretion from acquisition activity assumes $200 million of on balance sheet investments and $300 million in co-investments.  Acquisitions will be financed with proceeds from dispositions, debt, common stock, and institutional equity.

See Company’s 10-K and 10-Q for additional disclosures

	ESSEX PROPERTY TRUST, INC.
	Real Estate Information as of February 3, 2011
						Square	Year	Year	Property	Age of
	Property Name	Address	City	State	Units	Footage	Acquired	Built	Ownership	Property

	APARTMENT COMMUNITIES

	NORTHERN CALIFORNIA
	Santa Clara County
1	The Commons	275 Union Avenue	Campbell	CA	264	153,168	2010	1973	EPLP	38
1	Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	48
1	Bella Villagio	383 Vista Roma Way	San Jose	CA	231	227,511	2010	2004	EPLP	7
1	Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	11
1	Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463	2005	1998	Fund II	13
1	Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	9
1	Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	11
1	101 San Fernando	99 S. Fourth Street	San Jose	CA	323	296,078	2010	2001	EPLP	10
1	Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	36
1	Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	37
1	Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	22
1	Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	38
1	Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	10
1	Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	38
1	Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	23
	Via	315 Tasman Drive	Sunnyvale	CA	284	46,000			EPLP
1	Thomas Jefferson	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	42
1	Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	22
				13%	3,903	3,267,885
	Alameda County
1	Fourth & U	700 University Avenue	Berkeley	CA	171	146,255	2010	2010	EPLP	1
1	Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	146,200	2000	1975	EPLP	36
1	Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	33
1	City View	25200 Carlos Bee Blvd.	Hayward	CA	572	462,400	1998	1975	EPLP	36
1	Regency Tower	1130 Third Ave.	Oakland	CA	178	140,900	2005	1975	Fund II	36
1	The Grand	100 Grand Avenue	Oakland	CA	238	205,026	2009	2009	EPLP	2
1	Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	24
1	Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	24
				5%	1,811	1,445,605
	Contra Costa County
1	San Marcos	2601 Hilltop Drive	Richmond	CA	432	407,600	2003	2003	EPLP	8
1	Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	23
1	Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	26
1	Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	26
1	Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	6
1	Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	6
				6%	1,720	1,624,354
	San Mateo County
1	Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	Fund II	40
1	Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600	2004	1971	Fund II	40
1	Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	49
1	Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	63
1	Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	37
				6%	1,432	1,164,230

	San Francisco and Marin Counties
1	Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	38
1	Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	48
				1%	175	142,300

	Other
1	Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	4
1	Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	7
1	Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	9
				1%	230	233,356

41	Total Northern California			31%	9,271	7,877,730				24

	SOUTHERN CALIFORNIA
	Los Angeles County
1	Cielo	9733 Topanga Canyon Blvd	Chatsworth	CA	119	125,400	2009	2009	Fund II	2
1	Regency at Encino	15506 Moorpark Street	Encino	CA	75	78,487	2009	1989	EPLP	22
1	416 on Broadway	412 East Broadway	Glendale	CA	115	126,782	2010	2009	EPLP	2
1	Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	37
1	Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	41
1	Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	24
1	Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	36
1	Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	43
1	Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	22
1	Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	32
1	Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	20
1	Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000	2009	2009	EPLP	2
1	Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	23
1	Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	23
1	Renaissance	630 South Masselin Avenue	Los Angeles	CA	168	154,268	2006	1990	Fund II	21
1	Santee Court	716 S. Los Angeles Street	Los Angeles	CA	165	132,040	2010	2004	EPLP	7
1	Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	40
1	Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	11
	Muse	5451 Vineland Avenue	North Hollywood	CA	152	135,292			EPLP
1	Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	39
1	Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	39
1	Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	39
1	Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	9
1	Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	39
1	Studio 40-41	4043 Radford Avenue	Studio City	CA	149	127,238	2009	2009	Fund II	2
1	Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	32
1	Allegro	11945 Magnolia Blvd.	Valley Village	CA	97	127,812	2010	2010	EPLP	1
1	Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	47
1	Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	41
				16%	4,953	4,236,960
	Ventura County
1	Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	26
1	Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	21
1	Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	24
1	Tierra Vista	1750 Montevina Circle	Oxnard	CA	404	387,100	2001	2001	EPLP	10
1	Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	37
1	Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	25
1	Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	7
1	Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	40
1	Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	38
1	Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	38
1	Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	24
				10%	2,898	2,476,948

1

	SOUTHERN CALIFORNIA (cont'd)

	Santa Barbara County
1	Chimney Sweep	775 Camino Del Sur Drive	Goleta	CA	91			2006	1967	EPLP	44
1	CBC	6721 El Colegio Drive	Goleta	CA	148			2006	1962	EPLP	49
1	Hope Ranch (Continental Apartments)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108			2007	1965	EPLP	46
	Hope Ranch (Lucero Village)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA				2007	1973	EPLP	38
				1%	347	306,608
	Orange County
1	Anavia	2045 South State College Blvd.	Anaheim	CA	250	312,343		2010	2009	EPLP	2
1	Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800		2000	1984	DownREIT	27
1	Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700		2001	1969	DownREIT	42
1	Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100		2001	1961	DownREIT	50
1	Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000		1997	1992	EPLP	19
1	Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200		2001	1974	DownREIT	37
1	Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700		1997	1984	EPLP	27
1	Axis 2300	2300 DuPont Drive	Irvine	CA	115	170,714		2010	2010	EPLP	1
1	Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500		1999	1999	EPLP	12
1	Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000		1997	1985	EPLP	26
1	Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100		1999	1972	EPLP	39
1	Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600		2001	1970	DownREIT	41
1	Brentwood Apartment Homes	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800		2001	1970	DownREIT	41
1	Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700		2001	1970	DownREIT	41
1	Essex Skyline at MacArthur Place	9 & 15 MacArthur Place	Santa Ana	CA	349	512,791		2010	2008	JV- 47%	3
				9%	2,751	2,868,048
	San Diego County
1	Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900		2002	1986	EPLP	25
1	Alpine Village	2055 Arnold Way	Alpine	CA	301	254,400		2002	1971	EPLP	40
1	Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800		2002	1983	EPLP	28
1	Cambridge	660 F. St.	Chula Vista	CA	40	22,100		2002	1965	EPLP	46
1	Woodlawn Colonial	245-255 Woodlawn Ave.	Chula Vista	CA	159	104,500		2002	1974	EPLP	37
1	Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600		2002	1963	EPLP	48
1	Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000		2002	1969	EPLP	42
1	Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600		2002	1982	EPLP	29
1	Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700		2002	1976	EPLP	35
1	Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000		2005	1984	EPLP	27
1	Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700		1997	1974	EPLP	37
1	Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400		2002	1972	EPLP	39
1	Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800		2002	1975	EPLP	36
1	Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200		2002	1983	EPLP	28
				9%	2,636	1,969,700
	Riverside County
1	Parcwood	1700 Via Pacifica	Corona	CA	312	270,000		2004	1989	Fund II	22
1	Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200		2002	1988	EPLP	23
				2%	588	477,200

73	Total Southern California			47%	14,173	12,335,464					29

	SEATTLE METROPOLITAN AREA
1	Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200		2005	1984	EPLP	27
1	Courtyard Off Main	136 102nd Avenue SE	Bellevue	WA	110	108,388		2010	2000	EPLP	11
1	Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000		1994	1987	EPLP	24
1	Foothill Commons	13800 NE 9th Place	Bellevue	WA	388	288,300		1990	1978	EPLP	33
1	Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700		1990	1977	EPLP	34
1	Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500		1994	1986	EPLP	25
1	Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300		1990	1978	EPLP	33
1	Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400		2003	1990	EPLP	21
1	Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600		1994	1985	EPLP	26
1	Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100		2000	2000	EPLP	11
1	Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800		1997	1986	EPLP	25
1	Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700		1999	1999	EPLP	12
1	Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674		2008	2000	EPLP	11
1	Wandering Creek	12910 SE 240th	Kent	WA	156	124,300		1995	1986	EPLP	25
1	Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700		1997	1986	EPLP	25
1	Corbella at Juanita Bay	9520 NE 120th Street	Kirkland	WA	169	103,339		1978	2010	EPLP	1
1	Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300		1997	1990	EPLP	21
1	Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786		2005	1991	Fund II	20
1	Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300		1996	1981	EPLP	30
1	Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900		1997	1981	DownREIT	30
1	Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900		1998	1998	EPLP	13
1	Eagle Rim	17202-17325 NE 85th Place	Redmond	WA	157	138,916		2010	1986	EPLP	25
1	Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300		1996	1986	EPLP	25
1	Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200		2004	1997	EPLP	14
1	Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998	EPLP	13
1	Joule	523 Broadway Avenue, East	Seattle	WA	295	191,109		2010	2010	JV - 99%	1
1	The Cairns	420 Yale Avenue	Seattle	WA	100	70,806		2007	2006	EPLP	5
1	Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000	EPLP	11
1	Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994	EPLP	17
1	Eastlake 2851	2833 - 2851 Eastlake Avenue	Seattle	WA	133	234,086		2008	2008	Fund II	3
1	Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200		1994	1990	EPLP	21
1	Tower @ 801	801 Pine Street	Seattle	WA	173	118,500		2005	1970	Fund II	41
1	Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359		2005	2000	Fund II	11
33	Total Seattle Metropolitan Area			22%	6,628	5,837,363					20

	147	Apartment Communities		100%	30,072	26,050,557	(1)
		Apartment Communities Under Construction			436	173,812	(2)

	Avg. square footage	866		Definitions for Property Ownership
	Avg. units per property	205		EPLP	The Company has a 100% ownership in the community.
	Avg. age of property	25		Fund II	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.
	(1) Includes 90,361 square feet of retail or commercial space (2) Includes 116,949 square feet of estimated retail or commercial space			DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.
				JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
				JV - 99%	The Company has a 99% ownership in this development and is consolidated.
	OTHER REAL ESTATE ASSETS			JV- 47%	The Company has a 47% ownership in this community, which is accounted for using the equity method of accounting
	Office Buildings
	Essex Corporate Headquarter Bldg.	925 / 935 E. Meadow Dr.	Palo Alto	CA		31,900		1997 / 2007	1988 / 1962	EPLP
	Derian Office Building	17461 Derian Av.	Irvine	CA		110,000		2000	1983	EPLP
	Essex Southern Cal. Office Building	22110-22120 Clarendon St.	Woodland Hills	CA		38,940		2001	1982	EPLP
	Hollywood	6230 Sunset Blvd.	Los Angeles	CA		35,000		2006	1938	EPLP
						215,840

2